Exhibit 99.1

Convey Health Solutions Completes Acquisition of HealthSmart International

Acquisition Enhances Convey’s Supplemental Benefits Healthcare Offering

FORT LAUDERDALE, FL – February 1, 2022 – Convey Health Solutions Holdings, Inc. (NYSE: CNVY) (Convey), a leading healthcare technology and services company, announced today that it completed the previously announced acquisition of HealthSmart International (www.livehealthsmart.com).

The acquisition enhances Convey’s ability to provide best-in-class services to the nation’s top health plans, pairing HealthSmart’s diverse portfolio of health, wellness and diagnostic products centered on home-based care with Convey’s innovative supplemental benefits offering to enable a better health experience for their members. Convey intends to leverage HealthSmart’s supply chain and logistics expertise to distribute high-quality products to members faster and more efficiently.

Stephen Farrell, CEO for Convey, shared, “We are thrilled to welcome the HealthSmart team to the Convey family. Our previously announced longitudinal study shows that members with chronic conditions experience better health outcomes when they have access to high quality products. This platform increases access for members and expands our supplemental benefit product offering, thereby allowing Medicare members to live more healthy and independent lives at home.”

The transaction was financed exclusively with debt due to Convey’s strong balance sheet and will be immediately accretive to the company’s shareholders.

About Convey Health Solutions | Convey Health Solutions is a specialized healthcare technology and services company that is committed to providing clients with healthcare-specific, compliant member support solutions utilizing technology, engagement, and analytics. Convey Health Solutions’ administrative solutions for government-sponsored health plans help to optimize member interactions, ensure compliance, and support end-to-end Medicare processes. By combining its best-in-class, built-for-purpose technology platforms with dedicated and flexible business process solutions, Convey Health Solutions creates better business results and better healthcare consumer experiences on behalf of business customers and partners. Convey Health Solutions’ clients include some of the nation’s leading health insurance plans and pharmacy benefit management firms. Their healthcare-focused teams help several million Americans each year to navigate the complex Medicare Advantage and Part D landscape. To learn more about Convey Health Solutions, please visit www.ConveyHealthSolutions.com.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements relating to the purchase by Convey of all of the outstanding equity of HealthSmart and the combined financial performance of Convey and HealthSmart. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies and other future conditions. Such forward-looking statements may include, without limitation, statements about future opportunities for us and our products and services, our future operations, financial or operating results, including our 2021 financial guidance, our excitement to continue leveraging data-driven insights to help new and existing health plan customers keep improving member outcomes as they become more focused on value-based care, that our liquidity and modest levels of debt position us well for both new product development and strategic M&A initiatives, anticipated business levels, our ability to create value for our clients and serve their business objectives, future earnings, planned activities, anticipated growth, market opportunities and our expectations with respect to the growth of the markets in which we compete, including the Medicare Advantage market, trends in the markets in which we compete, strategies, competitions and other expectations and targets for future periods. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “target,” “potential,” “seek,” “will,” “would,” “could,” “should,” continue,” contemplate,” “plan” and other words and terms of similar meaning. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results of operations, financial condition and cash flows, and the development of the markets in which we operate, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, among others, the following: our ability to retain our existing clients or attract new clients; our dependence on a small number of clients for a substantial portion of our total revenue; limitations of our clients’ growth prospects, and the failure of the size of the total addressable markets in which we compete or expect that we may compete in the future to grow at rates currently expected; increases in labor costs, including due to changing minimum wage laws, and an overall tightening of the labor market; an economic downturn or volatility, including as a result of the ongoing COVID-19 pandemic; developments in the Medicare Advantage market or the healthcare industry generally, including with respect to changing laws and regulations; security breaches, failures or other disruptions of the information technology systems used in our business operations or by our vendors; our ability to obtain, maintain, protect and enforce our intellectual property and proprietary rights; our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property or proprietary rights of third parties; our substantial indebtedness, and the restrictions imposed by our indebtedness on our subsidiaries; a material weakness in our internal control over financial reporting and a failure to remediate a material weakness, and the effectiveness of our internal controls over financial reporting; and the significant influence our principal stockholder, TPG, has over us. For a further discussion of these and other factors that could impact our future results, performance or transactions, including the purchase by Convey of all of the outstanding equity of HealthSmart, see the section Part II, Item 1A “Risk Factors” included in our Form 10-Q for the period ended September 30, 2021 and our other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We qualify all of the forward-looking statements in this press release by these cautionary statements. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Tom Pelegrin

Senior Vice President & Chief Revenue Officer

investorrelations@conveyhs.com

Investors Contact

Kevin Ellich

ICR Westwicke

ConveyHealthIR@westwicke.com